EXHIBIT 10.2

AMENDED AND RESTATED GUARANTY AGREEMENT

THIS AMENDED AND RESTATED GUARANTY AGREEMENT, dated as of August 15, 2005 (this "Guaranty"), is made by PNM RESOURCES, INC., a New Mexico corporation (the "Guarantor"), for the benefit of each of the lenders (each a "Lender" and collectively the "Lenders") now or hereafter party to that certain Amended and Restated Credit Agreement, dated as of August 15, 2005 (as amended, modified, supplemented or restated from time to time, the "Credit Agreement") among the Guarantor, First Choice Power, L.P., a Texas limited partnership (the "Subsidiary Borrower", together with the Guarantor and, subject to compliance with Section 2.6 of the Credit Agreement, certain Subsidiaries of the Guarantor from time to time, individually a "Borrower" and collectively the "Borrowers"), the Lenders and Bank of America, N.A., as administrative agent for the Lenders (the "Administrative Agent"), and for the benefit of the Administrative Agent (the Lenders and the Administrative Agent are collectively referred to herein as the "Benefited Parties").  All capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Credit Agreement.

RECITALS

WHEREAS, the Company and FCP are parties to that certain Credit Agreement, dated as of November 15, 2004, among the Company and FCP, as borrowers, the lenders and financial institutions party thereto, Bank of America, N.A., as administrative agent, and Wachovia Bank, National Association, as syndication agent (as amended from time to time, the "Existing Credit Agreement"); and

WHEREAS, as a condition precedent for the Subsidiary Borrower to become a Borrower under the Existing Credit Agreement, the Company was required to enter into that certain Guaranty Agreement dated as of June 21, 2005 (the "Existing Guaranty Agreement");

WHEREAS, the Credit Agreement shall amend and restate the Existing Credit Agreement; and

WHERAS, as a condition precedent to the effectiveness of the Credit Agreement, the Benefited Parties are requiring that the Existing Guaranty Agreement be amended and restated pursuant to this Guaranty;

                        NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.         Guaranty.  The Guarantor hereby absolutely and unconditionally guarantees, as a guaranty of payment and performance and not merely as a guaranty of collection, prompt payment when due, whether at stated maturity, by required prepayment, upon acceleration, demand or otherwise, and at all times thereafter, of any and all existing and future indebtedness and liabilities of every kind, nature and character, direct or indirect, absolute or contingent, liquidated or unliquidated, voluntary or involuntary and whether for principal, interest, premiums, fees, indemnities, damages, costs, expenses or otherwise, of the Subsidiary Borrower to the Benefited Parties, whenever arising, under the Credit Agreement (including all renewals, extensions, amendments, refinancings and other modifications thereof and all costs, attorneys' fees and expenses incurred by the Benefited Parties in connection with the collection or enforcement thereof), and whether recovery upon such indebtedness and liabilities may be or hereafter become unenforceable or shall be an allowed or disallowed claim under any proceeding or case commenced by or against the Guarantor or the Subsidiary Borrower under any Debtor Relief Laws, and including interest that accrues after the commencement by or against the Subsidiary Borrower of any proceeding under any Debtor Relief Laws (collectively, the "Guaranteed Obligations").  The books and records of the Administrative Agent or any Lender showing the amount of the Guaranteed Obligations shall be admissible in evidence in any action or proceeding, and shall be binding upon the Guarantor and conclusive for the purpose of establishing the amount of the Guaranteed Obligations in absence of manifest error.  This Guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Guaranteed Obligations or any instrument or agreement evidencing any Guaranteed Obligations, or by the existence, validity, enforceability, perfection, non‑perfection or extent of any collateral therefor, or by any fact or circumstance relating to the Guaranteed Obligations which might otherwise constitute a defense to the obligations of the Guarantor under this Guaranty, and the Guarantor hereby irrevocably waives, to the extent permitted by law, any defenses it may now have or hereafter acquire in any way relating to any or all of the foregoing.

2.         No Setoff or Deductions; Taxes; Payments. The Guarantor shall make all payments hereunder free and clear of and without deduction for any and all present or future income, stamp or other taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and all liabilities with respect thereto, but excluding, in the case of a Benefited Party, taxes imposed on or measured by its net income, and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the Laws of which such Benefited Party is organized or maintains its Lending Office (all such non‑excluded present or future income, stamp or other taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and liabilities being hereinafter referred to as "Taxes").  If the Guarantor shall be required by any Requirement of Law to deduct any Taxes from or in respect of any sum payable hereunder to any Benefited Party, (i) the sum payable shall be increased as necessary so that after making all required deductions, such Benefited Party receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Guarantor shall make such deductions, (iii) the Guarantor shall pay the full amount deducted to the relevant taxation authority or other Governmental Authority in accordance with applicable Requirements of Law, (iv) the Guarantor shall pay to such Benefited Party, at the time interest is paid, such additional amount that such Benefited Party specifies as necessary to preserve the after‑tax yield (after factoring in all taxes, including taxes imposed on or measured by net income) such Benefited Party would have received if such Taxes had not been imposed, and (v) within 30 days after the date of such payment, the Guarantor shall furnish to the Administrative Agent (which shall forward the same to such Benefited Party, if applicable) the original or a certified copy of a receipt evidencing payment thereof, to the extent such receipt is issued therefor, or other written proof of payment thereof that is reasonably satisfactory to the Administrative Agent.  The obligations of the Guarantor under this paragraph shall survive the payment in full of the Guaranteed Obligations and termination of this Guaranty.

3.         Rights of Benefited Parties.  The Guarantor consents and agrees that the Benefited Parties may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof:  (a) amend, extend, renew, compromise, discharge, accelerate or otherwise change the time for payment or the terms of the Guaranteed Obligations or any part thereof; (b) take, hold, exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any security for the payment of this Guaranty or any Guaranteed Obligations; (c) apply such security and direct the order or manner of sale thereof as the Administrative Agent or the Lenders in their sole discretion may determine; and (d) release or substitute one or more of any endorsers or other guarantors of any of the Guaranteed Obligations.

Without limiting the generality of the foregoing, the Guarantor consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of the Guarantor under this Guaranty or which, but for this provision, might operate as a discharge of the Guarantor.

4.         Certain Waivers.  The Guarantor waives (a) any defense arising by reason of any disability or other defense of the Subsidiary Borrower or any other guarantor, or the cessation from any cause whatsoever (including any act or omission of any Benefited Party) of the liability of the Subsidiary Borrower; (b) any defense based on any claim that the Guarantor's obligations exceed or are more burdensome than those of the Subsidiary Borrower; (c) the benefit of any statute of limitations affecting the Guarantor's liability hereunder; (d) any right to proceed against the Subsidiary Borrower, proceed against or exhaust any security for the Indebtedness, or pursue any other remedy in the Benefited Parties' power whatsoever; (e) any benefit of and any right to participate in any security now or hereafter held by the Benefited Parties; and (f) to the fullest extent permitted by law, any and all other defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties.  The Guarantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Guaranteed Obligations, and all notices of acceptance of this Guaranty or of the existence, creation or incurrence of new or additional Guaranteed Obligations.

5.         Obligations Independent.  The obligations of the Guarantor hereunder are those of a primary obligor, and not merely as surety, and are independent of the Guaranteed Obligations and the obligations of any other guarantor, and a separate action may be brought against the Guarantor to enforce this Guaranty whether or not the Subsidiary Borrower or any other Person is joined as a party.

6.         Subrogation.  The Guarantor shall not exercise any right of subrogation, contribution, indemnity, reimbursement or similar rights with respect to any payments it makes under this Guaranty until all of the Guaranteed Obligations and any amounts payable under this Guaranty have been indefeasibly paid and performed in full and the Commitments have been terminated.  If any amounts are paid to the Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of the Benefited Parties and shall forthwith be paid to the Benefited Parties to reduce the amount of the Guaranteed Obligations, whether matured or unmatured.

7.         Termination; Reinstatement.  This Guaranty is a continuing and irrevocable guaranty of all Guaranteed Obligations now or hereafter existing and shall remain in full force and effect until all Guaranteed Obligations and any other amounts payable under this Guaranty are indefeasibly paid in full in cash and the Commitments are terminated.  Notwithstanding the foregoing, this Guaranty shall continue in full force and effect or be revived, as the case may be, if any payment by or on behalf of the Subsidiary Borrower or the Guarantor is made, or any Benefited Party exercises its right of setoff, in respect of the Guaranteed Obligations and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Benefited Parties in their discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Laws or otherwise, all as if such payment had not been made or such setoff had not occurred and whether or not the Benefited Parties are in possession of or have released this Guaranty and regardless of any prior revocation, rescission, termination or reduction.  The obligations of the Guarantor under this paragraph shall survive termination of this Guaranty.

8.         Subordination.  The Guarantor hereby subordinates the payment of all obligations and indebtedness of the Subsidiary Borrower owing to the Guarantor, whether now existing or hereafter arising, including but not limited to any obligation of the Subsidiary Borrower to the Guarantor as subrogee of the Benefited Parties or resulting from the Guarantor's performance under this Guaranty, to the indefeasible payment in full in cash of all Guaranteed Obligations.  If the Administrative Agent or the Lenders so request, any such obligation or indebtedness of the Subsidiary Borrower to the Guarantor shall be enforced and performance received by the Guarantor as trustee for the Benefited Parties and the proceeds thereof shall be paid over to the Benefited Parties on account of the Guaranteed Obligations, but without reducing or affecting in any manner the liability of the Guarantor under this Guaranty.

9.         Stay of Acceleration.  In the event that acceleration of the time for payment of any of the Guaranteed Obligations is stayed, in connection with any case commenced by or against the Guarantor or the Subsidiary Borrower under any Debtor Relief Laws, or otherwise, all such amounts shall nonetheless be payable by the Guarantor immediately upon demand by the Administrative Agent or the Lenders.

10.       Expenses.  The Guarantor shall pay on demand all costs and expenses (including attorneys' fees) in any way relating to the enforcement or protection of the rights of the Administrative Agent or the Lenders under this Guaranty or in respect of the Guaranteed Obligations, including any incurred during any "workout" or restructuring in respect of the Guaranteed Obligations and any incurred in the preservation, protection or enforcement of any rights of the Administrative Agent or the Lenders in any proceeding any Debtor Relief Laws.  The obligations of the Guarantor under this paragraph shall survive the payment in full of the Guaranteed Obligations and termination of this Guaranty.

11.       Miscellaneous.  No provision of this Guaranty may be waived, amended, supplemented or modified, except by a written instrument executed by the Administrative Agent, on behalf of the Benefited Parties, and the Guarantor.  No failure by any Benefited Party to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy or power hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law or in equity.  The unenforceability or invalidity of any provision of this Guaranty shall not affect the enforceability or validity of any other provision herein.  Unless otherwise agreed by each affected Benefited Party and the Guarantor in writing, this Guaranty is not intended to supersede or otherwise affect any other guaranty now or hereafter given by the Guarantor for the benefit of such Benefited Party or any term or provision thereof.

12.       Condition of Subsidiary Borrower.  The Guarantor acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from the Subsidiary Borrower and any other guarantor such information concerning the financial condition, business and operations of the Subsidiary Borrower and any such other guarantor as the Guarantor requires, and that no Benefited Party has any duty, and the Guarantor is not relying on any Benefited Party at any time, to disclose to the Guarantor any information relating to the business, operations or financial condition of the Subsidiary Borrower or any other guarantor (the guarantor waiving any duty on the part of the Benefited Parties to disclose such information and any defense relating to the failure to provide the same).

13.       Setoff.  If and to the extent any payment is not made when due hereunder, each Benefited Party may setoff and charge from time to time any amount so due against any or all of the Guarantor's accounts or deposits with such Benefited Party.

14.       Indemnification and Survival.  Without limitation on any other obligations of the Guarantor or remedies of the Benefited Parties under this Guaranty, the Guarantor shall, to the fullest extent permitted by law, indemnify and hold harmless each Benefited Party and their respective Affiliates, directors, officers, employees, counsel, agents and attorneys‑in‑fact (collectively the "Indemnitees") from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements (including the reasonable fees and expenses of legal counsel) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of the Subsidiary Borrower enforceable against the Subsidiary Borrower in accordance with their terms.  The obligations of the Guarantor under this paragraph shall survive the payment in full of the Guaranteed Obligations and termination of this Guaranty.

15.       Governing Law; Assignment; Jurisdiction; Notices.  This Guaranty shall be governed by, and construed in accordance with, the laws of the State OF NEW YORK (INCLUDING SECTIONS 5‑1401 AND 5‑1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAW RULES).  This Guaranty shall (a) bind the Guarantor and its successors and assigns, provided that the Guarantor may not assign its rights or obligations under this Guaranty without the prior written consent of the Benefited Parties (and any attempted assignment without such consent shall be void), and (b) inure to the benefit of the Benefited Parties and their successors and assigns and the Benefited Parties may, without notice to the Guarantor and without affecting the Guarantor's obligations hereunder, assign, sell or grant participations in the Guaranteed Obligations and this Guaranty, in whole or in part.  The Guarantor hereby irrevocably (i) submits to the non‑exclusive jurisdiction of the courts of the State of New York or of the United States for the Southern District of New York in any action or proceeding arising out of or relating to this Guaranty, and (ii) waives to the fullest extent permitted by law any defense asserting an inconvenient forum in connection therewith.  Service of process in connection with such action or proceeding shall be binding on the Guarantor if sent to the Guarantor by registered or certified mail at its address specified on Schedule 11.1 to the Credit Agreement or such other address as from time to time notified by the Guarantor.  The Guarantor agrees that each Benefited Party may disclose to any assignee of or participant in, or any prospective assignee of or participant in, any of its rights or obligations of all or part of the Guaranteed Obligations any and all information in such Benefited Party's possession concerning the Guarantor, this Guaranty and any security for this Guaranty.  All notices and other communications to the Guarantor under this Guaranty shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier to the Guarantor at its address set forth below or at such other address in the United States as may be specified by the Guarantor in a written notice delivered to the Administrative Agent at such office as the Administrative Agent may designate for such purpose from time to time in a written notice to the Guarantor.

16.       WAIVER OF JURY TRIAL.  TO THE EXTENT ALLOWED BY APPLICABLE LAW, THE GUARANTOR, AND EACH BENEFITED PARTY EACH IRREVOCABLY WAIVES TRIAL BY JURY WITH RESPECT TO ANY ACTION, CLAIM, SUIT OR PROCEEDING ON, ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE GUARANTEED OBLIGATIONS.

17.       REPRESENTATIONS AND WARRANTIES.  All representations and warranties of the Guarantor set forth in the Credit Agreement are true and correct in all material respects.

Executed this 15th day of August, 2005.

PNM RESOURCES, INC.,
as Guarantor

By:  /s/ Terry R. Horn
Name:  Terry R. Horn
Title:  Vice President, Corporate Secretary and
Acting Chief Financial Officer